LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

KEMPER
TOTAL RETURN FUND

                               "... the bond portion of the portfolio has made a
                                 significant contribution to fund performance as
                                  weakness in the equity markets broadened. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

10
TERMS TO KNOW

12
INDUSTRY SECTORS

13
LARGEST HOLDINGS

14
PORTFOLIO OF INVESTMENTS

20
FINANCIAL STATEMENTS

23
FINANCIAL HIGHLIGHTS

25
NOTES TO FINANCIAL STATEMENTS

29
REPORT OF INDEPENDENT AUDITORS

30
TAX INFORMATION

AT A GLANCE

 KEMPER TOTAL RETURN FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                   KEMPER TOTAL RETURN         KEMPER TOTAL RETURN        LIPPER BALANCED FUNDS
KEMPER TOTAL RETURN FUND CLASS A                      FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------        ---------------------
6.52                                                      5.58                        5.63                        7.88

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER TOTAL RETURN FUND
    CLASS A                         $11.34     $11.35
 .........................................................
    KEMPER TOTAL RETURN FUND
    CLASS B                         $11.34     $11.34
 .........................................................
    KEMPER TOTAL RETURN FUND
    CLASS C                         $11.31     $11.32
 .........................................................

 KEMPER TOTAL RETURN FUND
 RANKINGS AS OF 10/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY*

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR                  #270 of               #305 of               #302 of
                           475 funds             475 funds             475 funds
 ..........................................................................................
    5-YEAR                   #85 of               #120 of               #116 of
                           255 funds             255 funds             255 funds
 ..........................................................................................
    10-YEAR                  #17 of                 n/a                   n/a
                            65 funds
 ..........................................................................................
    15-YEAR                  #15 of                 n/a                   n/a
                            34 funds
 ..........................................................................................
    20-YEAR                  #19 of                 n/a                   n/a
                            29 funds
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 2000, KEMPER TOTAL RETURN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                              CLASS A   CLASS B   CLASS C
 .............................................................
    INCOME DIVIDEND            $0.275    $0.162    $0.176
 .............................................................
    SHORT-TERM CAPITAL GAIN    $0.060    $0.060    $0.060
 .............................................................
    LONG-TERM CAPITAL GAIN     $0.400    $0.400    $0.400
 .............................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY AND INCOME STYLE BOXES(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER TOTAL RETURN FUND IN THE DOMESTIC HYBRID
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[LANGBAUM PHOTO]
LEAD PORTFOLIO MANAGER GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST AND HAS MORE THAN 30 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

[MCCORMICK PHOTO]
PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO. PORTFOLIO MANAGER ROBERT CESSINE, A MANAGING DIRECTOR WITH THE FIRM, WITH NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST.
THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

 KEMPER TOTAL RETURN FUND MET THE MARKET VOLATILITY CHALLENGES HEAD-ON DURING THE ANNUAL PERIOD BY POSTING A SOLID RETURN. BELOW, LEAD PORTFOLIO MANAGER GARY LANGBAUM DISCUSSES HOW THE PORTFOLIO'S BALANCED STOCK AND BOND ALLOCATIONS ALLOWED THE FUND TO GENERATE POSITIVE PERFORMANCE WHILE MINIMIZING RISK.

Q BEFORE YOU REVIEW KEMPER TOTAL RETURN FUND'S PERFORMANCE, WILL YOU PROVIDE US WITH AN OVERVIEW OF THE MARKET CLIMATE DURING THE ANNUAL PERIOD?

A The 12-month period ended October 31, 2000, was a challenging time characterized by large swings in the market. From the beginning of this period through the first few months of 2000, we saw technology issues drive robust market growth. Advances in the tech sector -- specifically in semiconductors and wireless communications -- and an active initial public offering (IPO) market drove this performance. At first, many investors continued to ride high with tech stocks, even as concern over Y2K mounted. The tech-dominated market maintained strength as Y2K came and went and as the Federal Reserve Board continued to increase interest rates. However, after the market peaked in February, there was a sharp correction in growth and technology issues as investors began reexamining the sustainability of the revenue and earnings growth rates as well as the high price-to-earnings multiples (P/E) of many technology issues, and more specifically Internet-related stocks. No tech names were immune from the correction's domino-like effect, although some rebounded more quickly than others.

  Spooked by the correction, many investors moved into nontech, large-cap names, which was good news for more defensive areas of the market. Value stocks gained some ground on growth stocks during this period on fears about the more aggressive Fed policy and the continued concerns over high valuations of tech stocks. But some growth areas with more defensive characteristics also benefited, such as select pharmaceuticals and financial services. Surprisingly, big discount retail names that historically perform well during this type of market posted disappointing returns on the heels of the correction.

  The market has shown some signs of rebounding, but economic data suggest that the Fed has succeeded in slowing the economy. As the one-year period came to a close, the market remained volatile as performance continued to broaden beyond tech names.

Q HOW DID THE FUND PERFORM DURING THIS ONE-YEAR PERIOD? HOW DID THIS PERFORMANCE COMPARE WITH ITS BENCHMARKS?

A Kemper Total Return Fund gained 6.52 percent (Class A shares, unadjusted for any sales charges), outperforming the S&P 500 stock index which was up 6.08 percent. The fund slightly trailed its typical peer -- the average return for the Lipper Balanced Fund category was 7.88 percent -- lagging due to its higher equity exposure in a challenging market and its greater exposure to growth stocks versus value names.

PERFORMANCE UPDATE

  When comparing fund returns with the all-equity S&P 500 stock index, it is important to keep in mind that Kemper Total Return Fund is a balanced fund. Balanced funds invest in both stocks and bonds. During the annual period, we did not change the portfolio's asset allocation mix -- the fund generally held 65 percent of its assets in stocks. The remaining 35 percent was invested in a core bond portfolio that included a mix of high-grade and high-yield corporate bonds, as well as U.S. Treasury and agency bonds. For comparison purposes, you should also examine the Lehman Brothers Government/ Corporate Bond index*, which rose
7.13 percent for the annual period.

* THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISING INTERMEDIATE- AND LONG-TERM GOVERNMENT AND INVESTMENT-GRADE CORPORATE DEBT SECURITIES. SOURCE IS LIPPER, INC. AS OF 10/31/00.

Q  WHAT EFFECT DID THE FUND'S BALANCED APPROACH HAVE ON PERFORMANCE?

A As you know, Kemper Total Return Fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. Stocks generally have a higher return potential but also tend to be more volatile. Bonds, meanwhile, typically offer a lower level of return but also carry a lower degree of risk compared with stocks. Because the fund provides exposure to both stocks and bonds, our shareholders' eggs aren't all in one basket. If stocks falter, bond returns may partially offset the losses.

  The fund performed as it was designed to during this type of volatile market climate and protected principal. Early in the period, stocks -- particularly technology stocks -- dramatically outperformed everything else. Our significant bond position, while appropriate for this balanced fund, limited gains in comparison with all-equity funds. As the market shifted in March and many stocks fell, the fund's bond position limited losses. Since then, the bond portion of the portfolio has made a significant contribution to fund performance as weakness in the equity markets broadened. Overall, our balanced stock and bond allocation allowed us to post positive returns while minimizing downside risk.

Q  HOW DID RISING INTEREST RATES IMPACT PORTFOLIO PERFORMANCE?

A Rising interest rates have had an impact on the fund. However, that impact was not all negative; the portfolio's mixture of stocks and bonds once again assisted in limiting fund losses usually associated with rising rates.

  Bond market returns for the 12 months were generally positive across the board. Early in the period, as interest rates rose, bonds struggled, but as rates began to level off, bonds staged a rally. This exemplifies the inverse relationship between bonds and interest rates. Typically, when interest rates rise, the prices of bonds fall. As the equity markets corrected, investors gravitated to investments that provided more security. Government bonds posted the best performance, up 8 percent. High-grade and high-yield corporate bonds also posted positive returns. The bond portion of the portfolio did what it was supposed to -- it tempered volatility and mitigated losses as the stock market tumbled.

  Although many stocks were adversely affected by the correction in the equity market, some stocks benefited from rate hikes. We chose to focus on financial stocks that are less sensitive to rate movements, such as brokerage and diversified financial firms Morgan Stanley Dean Witter, Marsh & McLennan and Merrill Lynch. These types of firms benefited from a strong IPO market and an overall healthy economy. But weakness in the financials subsector could be found in banks, which suffered because of investor concern that bank loan business would decline as rates rose. The portfolio had a below-average position in these types of interest-rate-sensitive stocks, however, so overall, the fund benefited from its stake in the financial sector.

Q  WILL YOU EXPLAIN YOUR STOCK SELECTION PROCESS?

A We understand that investors choose Kemper Total Return Fund for its quality-focused approach. Accordingly, within our stock allocation, we favor established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. We are currently not invested in small-cap stocks (under $1 billion in market capitalization) and have minimal exposure in mid-cap stocks (between $1 billion and $5 billion in market capitalization). The portfolio has virtually no foreign stock exposure, although we do have the ability to invest in any size company, as well as foreign companies. Generally, we begin to sell stocks when their prices reach our predetermined targets. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth. We rely

PERFORMANCE UPDATE

on independent and rigorous research to guide our stock selection. We use both fundamental and quantitative measures. Throughout, we actively leverage Scudder Kemper Investments' extensive research and analytical capabilities.

Q MICROSOFT HAS BEEN A TOPIC OF MUCH DISCUSSION THIS YEAR AND REMAINED A TOP HOLDING IN THE PORTFOLIO DURING THE ANNUAL PERIOD. WHAT IS YOUR OUTLOOK ON THIS ISSUE?

A The worst of Microsoft's legal troubles may be behind it. However, the stock has been a disappointment, and its drop in price had a negative effect on fund performance. The litigation created anxiety among investors, and we saw that anxiety reflected in the volatility of the company's short-term stock price. We had hoped that the legal proceedings would not be a major issue and looked forward to a resolution with the government. When that didn't come, the stock reacted adversely. But as the legal troubles have begun to fade, the price has rebounded somewhat.

  Our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well positioned to expand sales and earnings in the coming months. Given this outlook, we have not changed our holdings during the sell-off, content that we are well positioned in Microsoft and its tech-sector peers.

Q  HOW IS KEMPER TOTAL RETURN FUND INVESTING IN OTHER AREAS OF TECHNOLOGY?

A The portfolio is diversified across a variety of tech subsectors, such as computer hardware and software services. While Internet companies, up until March and April, had been some of the most dynamic market performers, we had exposure to this subsector only by investing in more established companies that provide goods and services that make the Internet work. Companies such as Oracle and Sun Microsystems rallied alongside the Internet frenzy but carried less risk due to their diverse businesses, long-term track records and strong fundamentals. So, when the market corrected in March, these more conservative, established names generally proved more resilient than many of the unproven, Internet-focused start-ups. This is one reason the fund has not been investing directly in the "dot-com" stocks. However, we do believe that the portfolio is well positioned to participate in the still-growing technology sector.

  Another way we are participating is through investments in companies that are using the Internet to build their market share and increase profit potential. More and more established companies are embracing the Internet business model. We're watching companies closely, placing a premium on companies that have the "first move" advantage when it comes to exploiting the opportunities of electronic commerce. Although tech is off from its high earlier in the year, the long-term outlook for these types of established, well-managed companies remains positive.

  One tech subsector that has shown such signs of resiliency lately is semiconductors, where equipment manufacturers helped support the fund's performance. These firms produce the equipment needed to manufacture chips, as well as the chips themselves, which are the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. In this subsector, Intel, Applied Materials and Teradyne were all huge winners. And semiconductor demand continues to grow on a global basis. Despite its recent downturn, the fund's best-performing sector during the annual period was still technology. Therefore, we are maintaining our slight overweight position relative to the S&P 500 benchmark.

Q  WHAT WORKED FOR KEMPER TOTAL RETURN FUND DURING THIS PERIOD?

A Besides the previously mentioned technology issues, we found strength in other select stocks. But it was challenging because, like technology, market weakness was broad, and positive-performing issues were difficult to find.

  The energy sector contributed notable returns to the fund. The big integrated oil companies, such as Exxon Mobil, have seen good performance as of late. But the real story has been in oil services, specifically drilling and exploration companies. The fund's position in these types of oil service stocks benefited from higher-than-usual oil prices as companies increased their budgets to search for oil. We anticipate that these higher oil prices will be maintained, and that should continue to help boost returns for many oil-related stocks.

  Health care is an area we continue to examine closely. We have had exposure in both the large-cap pharmaceuticals and rapidly growing specialty pharmaceuticals, as well as the fastest growing companies in health care -- the biotech sector. We saw some price appreciation here as investors, concerned about

PERFORMANCE UPDATE

technology valuations, made a defensive shift into large-cap pharmaceutical issues with consistent earnings. We still like the long-term outlook for this sector and continue to seek out opportunities in companies with acceptable valuations.

Q  WHAT WERE SOME AREAS THAT DID NOT PERFORM AS WELL AS ANTICIPATED?

A In addition to the weaknesses in banks and some specific technology companies, areas such as retail and media did not perform as well as we had anticipated. We remain optimistic about retail companies, although many big names here such as Home Depot and WalMart underperformed during the period amid concerns of an economic slowdown. We believe this underperformance is just a temporary situation. Looking ahead, we see demographics continuing to favor growth in the labor force, which would create more income and likely result in increased consumer discretionary spending. This would, of course, be positive for retail stocks.

  Media holdings were solid performers for the fund during much of the annual period but were recently hurt due to mergers within the industry, as well as the loss of advertising revenue from the coffers of Internet start-ups that folded.

Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A There are still attractive issues in the market. Some of these names are in technology, where valuations have come down to more reasonable levels and growth rates still look very good. But we need to keep an especially close eye on tech as market volatility continues. The fundamentals appear to be in place for a positive market cycle: inflation is in check, the Fed appears to be finished raising rates, and although the economy has slowed, it is still strong overall. We believe this economic slowdown has been fundamentally sound and good for the market as a whole. But if the slowdown turns into a recession, that would not be good for stocks. Regardless of market direction, we feel that because of the portfolio's stock/bond mix, the fund is well positioned to take advantage of continuing volatility.

TERMS TO KNOW

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

CONSUMER STAPLE Consumer staple companies produce nondurable goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks.

CYCLICAL STOCK Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical industries include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and also can be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS RATIO (P/E) The P/E ratio indicates how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                        1-YEAR   5-YEAR   10-YEAR    FUND
--------------------------------------------------------------------------------------------------
    KEMPER TOTAL RETURN FUND CLASS A     0.42%   12.39%    13.09%    11.80%   (since 3/2/64)
 ..................................................................................................
    KEMPER TOTAL RETURN FUND CLASS B     2.58    12.53       n/a     12.46    (since 5/31/94)
 ..................................................................................................
    KEMPER TOTAL RETURN FUND CLASS C     5.63    12.70       n/a     12.55    (since 5/31/94)
 ..................................................................................................

KEMPER TOTAL RETURN FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/72 to 10/31/00
[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN        STANDARD & POOR'S 500         GOVERNMENT/CREDIT
                                                      FUND CLASS A1               STOCK INDEX+                   INDEX++
                                                   -------------------        ---------------------         -----------------
12/31/72                                                  9416.00                    10000.00                    10000.00
                                                          8553.00                     8263.00                    10228.00
                                                          7117.00                     5808.00                    10245.00
                                                          9641.00                     7640.00                    11505.00
                                                         13042.00                     9103.00                    13298.00
                                                         13689.00                     8056.00                    13695.00
                                                         15172.00                     8141.00                    13857.00
                                                         19959.00                     9144.00                    14176.00
                                                         28219.00                    11500.00                    14610.00
12/31/81                                                 28308.00                    10381.00                    15670.00
                                                         34772.00                    11914.00                    20543.00
                                                         41737.00                    13971.00                    22185.00
                                                         41273.00                    14167.00                    25517.00
                                                         53023.00                    17898.00                    30953.00
                                                         62404.00                    20514.00                    35788.00
                                                         60882.00                    20930.00                    36609.00
                                                         66218.00                    23526.00                    39384.00
12/31/89                                                 79353.00                    29936.00                    44991.00
                                                         82610.00                    27973.00                    48717.00
                                                        115783.00                    35332.00                    56573.00
                                                        118669.00                    36909.00                    60862.00
                                                        132420.00                    39513.00                    67576.00
                                                        120270.00                    38905.00                    65205.00
                                                        151301.00                    52175.00                    77752.00
                                                        175882.00                    62748.00                    80009.00
                                                        209548.00                    82205.00                    87816.00
                                                        242896.00                   104128.00                    96148.00
                                                        278353.00                   124460.00                    94069.00
10/31/00                                                280269.00                   121085.00                   101438.00

KEMPER TOTAL RETURN FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 05/31/94 to 10/31/00
[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN        STANDARD & POOR'S 500         GOVERNMENT/CREDIT
                                                      FUND CLASS B1               STOCK INDEX+                   INDEX++
                                                   -------------------        ---------------------         -----------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9556.00                     9732.00                     9977.00
                                                         9850.00                    10136.00                    10026.00
                                                         9644.00                    10061.00                    10063.00
                                                        10282.00                    10968.00                    10564.00
                                                        11060.00                    11933.00                    11250.00
                                                        11606.00                    12802.00                    11465.00
                                                        12011.00                    13492.00                    11999.00
3/31/96                                                 12241.00                    14140.00                    11718.00
                                                        12600.00                    14691.00                    11774.00
                                                        13188.00                    15057.00                    11981.00
                                                        13847.00                    16227.00                    12347.00
                                                        13715.00                    16585.00                    12241.00
                                                        15460.00                    19390.00                    12685.00
                                                        16338.00                    20751.00                    13130.00
                                                        16333.00                    21258.00                    13552.00
                                                        17814.00                    24135.00                    13758.00
                                                        18021.00                    24838.00                    14109.00
9/30/98                                                 16774.00                    22278.00                    14820.00
                                                        18731.00                    26927.00                    14838.00
                                                        19264.00                    28179.00                    14661.00
                                                        20149.00                    30070.00                    14501.00
                                                        19270.00                    28099.00                    14577.00
                                                        21271.00                    32185.00                    14517.00
                                                        21572.00                    32828.00                    14906.00
                                                        21258.00                    31864.00                    15122.00
                                                        21451.00                    31468.00                    15556.00
10/31/00                                                21264.00                    31312.00                    15654.00

KEMPER TOTAL RETURN FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 10/31/00
[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN        STANDARD & POOR'S 500         GOVERNMENT/CREDIT
                                                      FUND CLASS C1               STOCK INDEX+                   INDEX++
                                                   -------------------        ---------------------         -----------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9567.00                     9732.00                     9977.00
                                                         9851.00                    10136.00                    10026.00
                                                         9646.00                    10061.00                    10063.00
                                                        10286.00                    10968.00                    10564.00
                                                        11079.00                    11933.00                    11250.00
                                                        11640.00                    12802.00                    11465.00
                                                        12052.00                    13492.00                    11999.00
3/31/96                                                 12274.00                    14140.00                    11718.00
                                                        12638.00                    14691.00                    11774.00
                                                        13230.00                    15057.00                    11981.00
                                                        13894.00                    16227.00                    12347.00
                                                        13763.00                    16585.00                    12241.00
                                                        15515.00                    19390.00                    12685.00
                                                        16398.00                    20751.00                    13130.00
                                                        16394.00                    21258.00                    13552.00
                                                        17882.00                    24135.00                    13758.00
                                                        18096.00                    24838.00                    14109.00
9/30/98                                                 16867.00                    22278.00                    14820.00
                                                        18819.00                    26927.00                    14838.00
                                                        19350.00                    28179.00                    14661.00
                                                        20238.00                    30070.00                    14501.00
                                                        19372.00                    28099.00                    14577.00
                                                        21375.00                    32185.00                    14517.00
                                                        21684.00                    32828.00                    14906.00
                                                        21395.00                    31864.00                    15122.00
                                                        21576.00                    31468.00                    15556.00
10/31/00                                                21368.00                    31312.00                    15654.00

  PERFORMANCE IS HISTORICAL AND INCLUDES
  REINVESTMENT OF DIVIDENDS AND CAPITAL
  GAINS. INVESTMENT RETURN AND PRINCIPAL
  VALUE WILL FLUCTUATE WITH CHANGING
  MARKET CONDITIONS, SO THAT WHEN
  REDEEMED, SHARES MAY BE WORTH MORE OR
  LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE LEHMAN BROTHERS GOVERNMENT/
    CREDIT BOND INDEX IS DECEMBER 31,
    1972. AS A RESULT, WE ARE UNABLE TO
    ILLUSTRATE THE LIFE-OF-FUND
    PERFORMANCE (SINCE MARCH 2, 1964)
    FOR KEMPER TOTAL RETURN FUND CLASS A
    SHARES. IN COMPARING THE KEMPER
    TOTAL RETURN FUND WITH THE INDICES,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE LEHMAN BROTHERS GOVERNMENT/ CREDIT
  BOND INDEX IS AN UNMANAGED INDEX
  COMPRISING INTERMEDIATE-AND LONG-TERM
  GOVERNMENT AND INVESTMENT-GRADE
  CORPORATE DEBT SECURITIES. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

A LOOK AT THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND
The graph below provides a look at how the composition of the common stock portion of the portfolio has changed in a year, by presenting the fund's sectors represented on October 31, 2000, and on October 31, 1999.
[BAR GRAPH]

                                                                KEMPER TOTAL RETURN FUND ON        KEMPER TOTAL RETURN FUND ON
                                                                          10/31/00                           10/31/99
                                                                ---------------------------        ---------------------------
Technology                                                                 23.40                              18.40
Finance                                                                    20.00                              15.80
Health                                                                     18.10                              12.50
Consumer non-durables                                                      13.10                              18.90
Capital goods                                                               9.10                               9.50
Communication services                                                      8.20                              18.60
Energy                                                                      5.10                               5.50
Basic materials                                                             3.00                               0.00
Transportation                                                              0.00                               0.80

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*, THE FUND'S BENCHMARK FOR THE EQUITY PORTION OF THE FUND
The equity portion of Kemper Total Return Fund can be compared to the S&P 500 stock index as a benchmark. The graph below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on October 31, 2000, compared with the industry sectors of the S&P 500.
[BAR GRAPH]

                                                                KEMPER TOTAL RETURN FUND ON        STANDARD & POOR'S 500 STOCK
                                                                          10/31/00                      INDEX ON 10/31/00
                                                                ---------------------------        ---------------------------
Technology                                                                 23.40                              29.50
Finance                                                                    20.00                              15.70
Health                                                                     18.10                              11.40
Consumer non-durables                                                      13.10                              17.10
Capital goods                                                               9.10                               8.60
Communication services                                                      8.20                               6.30
Energy                                                                      5.10                               5.90
Basic materials                                                             3.00                               1.70
Transportation                                                              0.00                               0.50
Utilities                                                                   0.00                               3.30

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

SOURCE IS WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER TOTAL RETURN FUND'S 10 LARGEST HOLDINGS*
Representing 16.4 percent of the fund's total portfolio on October 31, 2000

COMPANY                                   DESCRIPTION                  % OF FUND
--------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified           2.6%
                                          company with major
                                          business in power
                                          generators, appliances,
                                          lighting, plastics,
                                          medical systems, aircraft
                                          engines, financial
                                          services and broadcasting.
--------------------------------------------------------------------------------
2.          PEPSICO                       One of the largest              1.8%
                                          international soft drink
                                          and snack food producers.
--------------------------------------------------------------------------------
3.          CISCO SYSTEMS                 Large, comprehensive            1.8%
                                          supplier of routing
                                          software and related
                                          systems that direct the
                                          flow of data between local
                                          networks.
--------------------------------------------------------------------------------
4.          INTEL                         Engaged in the design,          1.7%
                                          development, manufacture
                                          and sale of advanced
                                          microcomputer components.
--------------------------------------------------------------------------------
5.          PFIZER                        A research-based                1.6%
                                          pharmaceutical company
                                          involved in the discovery,
                                          development, manufacturing
                                          and marketing of medicines
                                          for humans and animals.
--------------------------------------------------------------------------------
6.          AMERICAN INTERNATIONAL GROUP  A holding company engaged       1.5%
                                          in insurance and
                                          insurance-related
                                          activities in the United
                                          States and abroad. AIG's
                                          primary activities are
                                          general insurance and life
                                          insurance operations.
--------------------------------------------------------------------------------
7.          MICROSOFT                     Develops, markets and           1.5%
                                          supports a variety of
                                          microcomputer software,
                                          operating systems,
                                          language and application
                                          programs, related books
                                          and peripheral devices.
--------------------------------------------------------------------------------
8.          BAXTER INTERNATIONAL          An international                1.3%
                                          market-leader in health
                                          care that develops,
                                          manufactures and
                                          distributes a diversified
                                          line of products, systems
                                          and services to hospitals,
                                          clinical and medical
                                          research laboratories,
                                          blood and dialysis
                                          centers, rehabilitation
                                          centers and nursing homes.
--------------------------------------------------------------------------------
9.          ABBOTT LABORATORIES           Develops, manufactures and      1.3%
                                          markets pharmaceutical and
                                          nutritional products and
                                          services that improve
                                          diagnostic, therapeutic
                                          and nutritional practices.
--------------------------------------------------------------------------------
10.         EXXON MOBIL                   Engaged in the                  1.3%
                                          exploration, production,
                                          manufacture,
                                          transportation and sale of
                                          crude oil, natural gas and
                                          petroleum products.
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND
Investment Portfolio as of October 31, 2000

    REPURCHASE AGREEMENT--2.9%                                                    PRINCIPAL AMOUNT       VALUE
                                       State Street Bank, 6.55%, to be
                                         repurchased at $103,026,742, on
                                         11/01/2000
                                       (Cost $103,008,000) (b)                      $103,008,000     $  103,008,000
                                       --------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--17.2%
                                       U.S. Treasury Bond, 6.125%, 08/15/2029         50,000,000         51,781,000
                                       U.S. Treasury Bond, 6.250%, 05/15/2030         11,275,000         12,007,875
                                       U.S. Treasury Bond, 6.500%, 02/15/2010         53,775,000         56,287,368
                                       U.S. Treasury Bond, 8.000%, 11/15/2021          7,450,000          9,207,753
                                       U.S. Treasury Bond, 9.375%, 02/15/2006         90,450,000        104,469,750
                                       U.S. Treasury Bond, 10.375%, 11/15/2012        29,800,000         37,133,482
                                       U.S. Treasury Note, 5.750%, 08/15/2010         49,450,000         49,403,517
                                       U.S. Treasury Note, 6.750%, 05/15/2005        135,775,000        140,760,658
                                       U.S. Treasury Note, 7.500%, 02/15/2005        134,000,000        142,186,060
                                       --------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                                       (Cost $599,725,945)                                              603,237,463
                                       --------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.4%
                                       Government National Mortgage Association
                                         6.500%, with various maturities to
                                         04/15/2029                                   20,446,355         19,740,260
                                       Government National Mortgage Association
                                         7.000% with various maturities to
                                         12/15/2028                                   45,679,787         45,042,357
                                       Government National Mortgage Association
                                         8.000% with various maturities to
                                         09/15/2030                                   19,634,338         19,961,110
                                       --------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE
                                       ASSOCIATION
                                       (Cost $84,488,952)                                                84,743,727
                                       --------------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCY PASS-THRUS--4.9%
                                       Federal National Mortgage Association,
                                         6.500% with various maturities to
                                         07/01/2030                                   74,700,534         71,829,232
                                       Federal National Mortgage Association,
                                         7.000%, with various maturities to
                                         09/01/2030                                   39,375,962         38,790,769
                                       Federal National Mortgage Association,
                                         7.500% with various maturities to
                                         09/01/2030                                   39,031,122         39,098,238
                                       Federal National Mortgage Association,
                                         8.000% with various maturities to
                                         08/01/2030                                   22,864,561         23,228,873
                                       --------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                       (Cost $171,605,788)                                              172,947,112
                                       --------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    ASSET BACKED--0.4%                                                            PRINCIPAL AMOUNT       VALUE

    AUTOMOBILE
    RECEIVABLES--0.2%
                                       Daimler Chrysler Auto Trust Series
                                         2000-C, 6.820%, 09/06/2004                 $  7,875,000     $    7,903,783
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CREDIT CARD
    RECEIVABLES--0.2%
                                       Citibank Credit Card Issuance Trust
                                         Series 2000-A1, 6.900%, 10/17/2007            6,900,000          6,917,250
                                       --------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED
                                       (Cost $14,770,326)                                                14,821,033
                                       --------------------------------------------------------------------------------
    CORPORATE BONDS--10.6%

    CONSUMER
    DISCRETIONARY--0.4%
                                       AFC Enterprises, 10.250%, 05/15/2007            2,840,000          2,698,000
                                       Cinemark USA, Inc., 8.500%, 08/01/2008          5,350,000          2,193,500
                                       MGM Grand Inc., 9.750%, 06/01/2007              5,725,000          5,932,531
                                       Park Place Entertainment, Inc., 8.500%,
                                         11/15/2006                                    3,900,000          3,878,199
                                       --------------------------------------------------------------------------------
                                                                                                         14,702,230
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.2%
                                       Unilever Capital Corp., 6.875%,
                                         11/01/2005                                    6,075,000          6,031,321
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--0.2%
                                       Magellan Health Services, Inc., 9.000%,
                                         02/15/2008                                    9,410,000          6,210,600
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--1.9%
                                       Deutsch Telekom Int Fin, 7.750%,
                                         06/15/2005                                    3,250,000          3,304,015
                                       Esprit Telecom Group, PLC, 11.500%,
                                         12/15/2007                                    2,370,000            474,000
                                       Intermedia Communications, 8.600%,
                                         06/01/2008                                   11,370,000         10,687,800
                                       McLeod USA, Inc., Step-up Coupon, 0% to
                                         03/01/2002, 10.500% to 03/01/2007***          6,550,000          5,371,000
                                       MetroNet Communications Corp., Step-up
                                         Coupon, 0% to 06/15/2003, 9.950%,
                                         06/15/2008***                                14,700,000         11,778,375
                                       Nextel Communications, 9.375%, 11/15/2009       8,320,000          7,987,200
                                       Qwest Communications International,
                                         7.500%, 11/01/2008                            6,450,000          6,379,437
                                       Rogers Cantel Inc., 8.800%, 10/01/2007          7,900,000          7,742,000
                                       Sprint Capital Corp., 6.125%, 11/15/2008        6,450,000          5,728,697
                                       Vodafone Airtouch PLC, 7.75%, 02/15/2010        6,450,000          6,548,621
                                       --------------------------------------------------------------------------------
                                                                                                         66,001,145
-----------------------------------------------------------------------------------------------------------------------

    FINANCIALS--3.6%
                                       ABN AMRO, 8.250%, 08/01/2009                    4,250,000          4,313,835
                                       Bell Atlantic Financial Services, 7.600%,
                                         03/15/2007                                    4,225,000          4,307,388
                                       Chase Manhattan Corp., 5.750%, 04/15/2004       6,450,000          6,191,742
                                       Citigroup, Inc., 7.250%, 10/01/2010             6,450,000          6,408,914
                                       Den Danske Bank, 6.375%, 06/15/2008**           2,075,000          2,033,002
                                       Fannie Mae, 7.00%, 07/15/2005                  24,900,000         25,370,859
                                       Firstar Bank, 7.125%, 12/01/2009                5,500,000          5,326,585
                                       FleetBoston Financial Corp. Series
                                         2000-C, 7.250%, 09/15/2005                    5,775,000          5,805,434
                                       Ford Motor Credit Co., 6.700%, 07/16/2004       6,450,000          6,317,969
                                       General Electric Capital Corp., 7.000%,
                                         02/03/2003                                    6,450,000          6,485,862

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT       VALUE
                                       General Motors Acceptance Corp., 6.150%,
                                         04/05/2007                                 $  6,450,000     $    5,977,731
                                       MBNA Master Credit Card Trust, 6.900%,
                                         01/15/2008                                    8,050,000          8,100,313
                                       Merrill Lynch & Co., Inc., 6.000%,
                                         02/17/2009                                    6,450,000          5,892,140
                                       PNC Funding Corp., 7.500%, 11/01/2009           6,450,000          6,373,245
                                       Province of Quebec, 8.625%, 01/19/2005          8,250,000          8,795,903
                                       Prudential Insurance Co., 6.375%,
                                         07/23/2006                                    4,000,000          3,780,560
                                       Repsol International Finance, 7.450%,
                                         07/15/2005                                    6,600,000          6,633,396
                                       Wells Fargo Company, 7.250%, 08/24/2005         6,450,000          6,499,278
                                       --------------------------------------------------------------------------------
                                                                                                        124,614,156
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--1.8%
                                       Cablevision Systems Corp., 7.875%,
                                         12/15/2007                                    8,000,000          7,740,000
                                       Charter Communications Holdings LLC,
                                         8.625%, 04/01/2009                            8,500,000          7,650,000
                                       Frontiervision LP, 11.000%, 10/15/2006          5,000,000          5,000,000
                                       NTL, Inc., Step-up Coupon, 0% to
                                         02/01/2001, 11.500% to 02/01/2006***         11,330,000         10,423,600
                                       News America Holdings, Inc., 9.250%,
                                         02/01/2013                                    6,450,000          6,988,704
                                       Sinclair Broadcasting Group, Inc.,
                                         8.750%, 12/15/2007                            3,890,000          3,423,200
                                       TeleWest Communications, PLC, 11.000%,
                                         10/01/2007**                                 17,250,000         15,180,000
                                       Time Warner, Inc., 9.125%, 01/15/2013           6,450,000          7,229,870
                                       --------------------------------------------------------------------------------
                                                                                                         63,635,374
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--0.1%
                                       Daimler-Chrysler NA Holdings, 7.375%,
                                         09/15/2006                                    2,925,000          2,924,766
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.7%
                                       Dow Chemical, 7.000%, 08/15/2005                6,450,000          6,411,042
                                       International Paper Co., 8.000%,
                                         07/08/2003                                    6,450,000          6,533,463
                                       Plainwell, Inc., 0.000%, 03/01/2008*            4,230,000            846,000
                                       Riverwood International Corp., 10.250%,
                                         04/01/2006                                    7,750,000          7,595,000
                                       Stone Container Corp., 11.500%,
                                         08/15/2006                                    2,500,000          2,550,000
                                       --------------------------------------------------------------------------------
                                                                                                         23,935,505
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
                                       PSINet, Inc., 10.000%, 02/15/2005               3,210,000          1,572,900
                                       PSINet, Inc., 11.500%, 11/01/2008               4,030,000          2,055,300
                                       --------------------------------------------------------------------------------
                                                                                                          3,628,200
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--0.9%
                                       Conoco, Inc., 6.350%, 04/15/2009                6,450,000          6,134,015
                                       Gulf Canada Resources, Inc., 9.250%,
                                         01/15/2004                                    7,000,000          7,113,750
                                       Petroleum Geo-Services, 7.500%,
                                         03/31/2007                                    6,450,000          6,333,836
                                       Phillips Petroleum, 8.750%, 05/25/2010          6,450,000          7,034,628
                                       Williams Gas Pipeline Center, 7.375%,
                                         11/15/2006                                    6,450,000          6,435,939
                                       --------------------------------------------------------------------------------
                                                                                                         33,052,168
-----------------------------------------------------------------------------------------------------------------------

    METALS AND MINERALS--0.2%
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                    8,400,000          6,972,000
                                       --------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT       VALUE

    CONSTRUCTION--0.3%
                                       Del Webb Corp., 9.750%, 01/15/2008           $  6,010,000     $    5,649,400
                                       Hovnanian Enterprises Inc., 10.500%,
                                         10/01/2007                                    6,775,000          6,368,500
                                       --------------------------------------------------------------------------------
                                                                                                         12,017,900
-----------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.1%
                                       Delta Air Lines, 7.900%, 12/15/2009             3,400,000          3,151,018
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.1%
                                       Alabama Power Co., 7.125%, 08/15/2004           3,500,000          3,503,150
                                       --------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $388,423,315)                                              370,379,533
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--61.6%                                                               SHARES

    CONSUMER
    DISCRETIONARY--2.9%
    DEPARTMENT &
      CHAIN STORES
                                       Home Depot, Inc.                                  547,504         23,542,648
                                       Kohl's Corp.*                                     445,000         24,113,438
                                       Target Corp.                                      688,000         19,006,000
                                       Wal-Mart Stores, Inc.                             793,200         35,991,450
                                       --------------------------------------------------------------------------------
                                                                                                        102,653,536
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.1%
    FOOD & BEVERAGE--3.2%
                                       Coca-Cola Co.                                     283,500         17,116,313
                                       H.J. Heinz Co.                                    722,300         30,291,456
                                       PepsiCo, Inc.                                   1,340,000         64,906,250
                                       --------------------------------------------------------------------------------
                                                                                                        112,314,019

    PACKAGED GOODS/
      COSMETICS--1.9%
                                       Clorox Co.                                        533,500         23,807,438
                                       Colgate-Palmolive Co.                             400,000         23,504,000
                                       Procter & Gamble Co.                              280,000         20,002,500
                                       --------------------------------------------------------------------------------
                                                                                                         67,313,938
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--11.2%
    BIOTECHNOLOGY--1.6%
                                       Genzyme Corporation (General Division)*           185,000         13,135,000
                                       Immunex Corp.*                                    260,000         11,066,250
                                       PE Corp-PE Biosystems Group                       260,000         30,420,000
                                       --------------------------------------------------------------------------------
                                                                                                         54,621,250

    HOSPITAL
    MANAGEMENT--0.3%
                                       Tenet Healthcare Corp.*                           285,000         11,204,063
                                       --------------------------------------------------------------------------------

    MEDICAL SUPPLY--2.7%
                                       Baxter International, Inc.                        567,900         46,674,281
                                       Becton, Dickinson & Co.                           860,000         28,810,000
                                       Guidant Corp.*                                    345,000         18,263,438
                                       --------------------------------------------------------------------------------
                                                                                                         93,747,719

    PHARMACEUTICALS--6.6%
                                       Abbott Laboratories                               870,000         45,946,875
                                       Allergan, Inc.                                    282,700         23,764,469
                                       Alza Corp.*                                       355,000         28,732,813
                                       American Home Products Corp.                      430,000         27,305,000
                                       Eli Lilly & Co.                                   212,000         18,947,500
                                       Merck & Co., Inc.                                 350,000         31,478,125
                                       Pfizer, Inc.                                    1,297,500         56,035,781
                                       --------------------------------------------------------------------------------
                                                                                                        232,210,563
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.4%
    TELEPHONE/
      COMMUNICATIONS
                                       BroadWing, Inc.*                                  823,000         23,249,750
                                       Qwest Communications International Inc.*          565,000         27,473,125
                                       SBC Communications, Inc.                          578,000         33,343,375
                                       --------------------------------------------------------------------------------
                                                                                                         84,066,250

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                  NUMBER OF SHARES       VALUE

    FINANCIAL--12.3%
    BANKS--3.1%
                                       Citigroup, Inc.                              $    801,664     $   42,187,568
                                       FleetBoston Financial Corp.                       590,000         22,420,000
                                       Washington Mutual, Inc.                           425,000         18,700,000
                                       Wells Fargo Co.                                   540,000         25,008,750
                                       --------------------------------------------------------------------------------
                                                                                                        108,316,318

    INSURANCE--5.6%
                                       Allstate Corp.                                    285,000         11,471,250
                                       American International Group, Inc.                532,500         52,185,000
                                       Aon Corp.                                         655,800         27,174,713
                                       Cigna Corp.                                       175,200         21,365,640
                                       Hartford Financial Services Group, Inc.           435,000         32,380,313
                                       Jefferson Pilot Corp.                             275,500         18,940,625
                                       St. Paul Companies, Inc.                          615,000         31,518,750
                                       --------------------------------------------------------------------------------
                                                                                                        195,036,291

    CONSUMER FINANCE--2.3%
                                       American Express Co.                              540,000         32,400,000
                                       Capital One Finance Corp.                         322,400         20,351,500
                                       Household International, Inc.                     608,022         30,591,107
                                       --------------------------------------------------------------------------------
                                                                                                         83,342,607

    OTHER FINANCIAL
    COMPANIES--1.3%
                                       Marsh & McLennan Companies, Inc.                  215,800         28,215,850
                                       Morgan Stanley Dean Witter & Co.                  230,000         18,471,875
                                       --------------------------------------------------------------------------------
                                                                                                         46,687,725
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--2.6%
    ADVERTISING--0.2%
                                       Omnicom Group, Inc.                                97,700          9,012,825
                                       --------------------------------------------------------------------------------

    BROADCASTING &
    ENTERTAINMENT--1.8%
                                       Infinity Broadcasting Corp.*                      357,400         11,883,550
                                       The Walt Disney Co.                               575,000         20,592,188
                                       Viacom, Inc "B"*                                  521,813         29,678,114
                                       --------------------------------------------------------------------------------
                                                                                                         62,153,852

    CABLE TELEVISION--0.6%
                                       AT&T Corp. -- Liberty Media Group "A"*          1,190,000         21,420,000
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.9%
    ENVIRONMENTAL SERVICES--0.7%
                                       Transocean Sedo Forex, Inc.                       426,960         22,628,880
                                       --------------------------------------------------------------------------------

    INVESTMENT--0.5%
                                       Merrill Lynch & Co., Inc.                         268,000         18,760,000
                                       --------------------------------------------------------------------------------

    MISCELLANEOUS
      COMMERCIAL SERVICES--0.3%
                                       Siebel Systems, Inc.*                              97,000         10,178,938
                                       --------------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.4%
                                       McGraw-Hill, Inc.                                 212,200         13,620,588
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--2.2%
    AEROSPACE
                                       Boeing Co.                                        490,000         33,228,125
                                       United Technologies Corp.                         640,000         44,680,000
                                       --------------------------------------------------------------------------------
                                                                                                         77,908,125
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--3.4%
    DIVERSIFIED
      MANUFACTURING
                                       General Electric Co.                            1,679,000         92,030,188
                                       Tyco International Ltd.                           456,528         25,879,431
                                       --------------------------------------------------------------------------------
                                                                                                        117,909,619
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--14.5%
    COMPUTER SOFTWARE--3.1%
                                       America Online, Inc.*                             408,000         20,575,429
                                       Microsoft Corp.*                                  750,000         51,656,250
                                       Oracle Corp.*                                   1,083,000         35,739,000
                                       --------------------------------------------------------------------------------
                                                                                                        107,970,679

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  NUMBER OF SHARES       VALUE

    DIVERSE ELECTRONIC
    PRODUCTS--2.5%
                                       Applied Materials, Inc.*                     $    270,000     $   14,343,750
                                       General Motors Corp. "H" (New)*                   675,000         21,870,000
                                       Motorola Inc.                                     870,000         21,695,625
                                       Solectron Corp.*                                  680,000         29,920,000
                                       --------------------------------------------------------------------------------
                                                                                                         87,829,375

    EDP PERIPHERALS--1.0%
                                       EMC Corp.*                                        185,000         16,476,563
                                       VERITAS Software Corp.*                           125,000         17,626,953
                                       --------------------------------------------------------------------------------
                                                                                                         34,103,516

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--2.3%
                                       Analog Devices, Inc.*                             160,000         10,400,000
                                       Cisco Systems, Inc.*                            1,165,000         62,764,375
                                       Juniper Networks, Inc.*                            46,000          8,970,000
                                       --------------------------------------------------------------------------------
                                                                                                         82,134,375

    ELECTRONIC DATA
    PROCESSING--2.8%
                                       International Business Machines Corp.             327,500         32,258,750
                                       Radioshack Corp                                   392,800         23,420,700
                                       Sun Microsystems, Inc.*                           370,000         41,023,750
                                       --------------------------------------------------------------------------------
                                                                                                         96,703,200

    SEMICONDUCTORS--2.8%
                                       Intel Corp.                                     1,350,000         60,750,000
                                       Texas Instruments, Inc.                           420,000         20,606,250
                                       Xilinx, Inc.*                                     214,800         15,559,575
                                       --------------------------------------------------------------------------------
                                                                                                         96,915,825

    MISCELLANEOUS--0.00%
                                       Cimline Incorporated, convertible
                                         preferred*                                       37,716            141,435
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--3.1%
    OIL & GAS
      PRODUCTION--2.2%
                                       Exxon Mobil Corp.                                 508,916         45,388,947
                                       Nabors Industries, Inc.*                          250,000         12,725,000
                                       Royal Dutch Petroleum Co.
                                         (New York shares)                               355,000         21,078,125
                                       --------------------------------------------------------------------------------
                                                                                                         79,192,072

    OILFIELD SERVICES/
    EQUIPMENT--0.9%
                                       Schlumberger Ltd.                                 400,000         30,450,000
                                       --------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $1,530,428,379)                                          2,160,547,583
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $2,892,450,705) (a)                                     $3,509,684,451
                                       --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. The securities shown are at their rate as of October 31, 2000.

*** Deferred interest obligation; currently zero coupon under terms of initial offering.

(a) The cost for federal income tax purposes was $2,896,047,563. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $613,636,888. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $679,834,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $66,197,591.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value (cost $2,892,450,705)       $3,509,684,451
------------------------------------------------------------------------------
Cash                                                                       767
------------------------------------------------------------------------------
Receivable for investments sold                                      8,113,703
------------------------------------------------------------------------------
Dividends receivable                                                 1,032,680
------------------------------------------------------------------------------
Interest receivable                                                 21,157,353
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      1,495,489
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,541,484,443
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   30,736,055
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     5,352,341
------------------------------------------------------------------------------
Accrued management fee                                               1,563,467
------------------------------------------------------------------------------
Other payables and accrued expenses                                  3,272,362
------------------------------------------------------------------------------
Total liabilities                                                   40,924,225
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,500,560,218
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $    4,834,913
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                         617,233,746
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               254,472,951
------------------------------------------------------------------------------
Paid-in capital                                                  2,624,018,608
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,500,560,218
------------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,861,841,930 / 252,461,133 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $11.34
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $11.34)                $12.03
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($566,449,334
  / 49,971,135 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $11.34
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($61,068,560 /
  5,399,105 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $11.31
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($11,200,394 / 984,944 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $11.37
------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Period ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $37,593)            $ 18,617,030
----------------------------------------------------------------------------
Interest                                                         101,332,309
----------------------------------------------------------------------------
Total income                                                     119,949,339
----------------------------------------------------------------------------
Expenses:
Management fee                                                    19,297,715
----------------------------------------------------------------------------
Services to shareholders                                           7,821,765
----------------------------------------------------------------------------
Custodian fees                                                        97,390
----------------------------------------------------------------------------
Distribution services fees                                         5,244,254
----------------------------------------------------------------------------
Administrative service fees                                        9,052,817
----------------------------------------------------------------------------
Auditing                                                              80,592
----------------------------------------------------------------------------
Legal                                                                 63,460
----------------------------------------------------------------------------
Trustees' fees and expenses                                           83,810
----------------------------------------------------------------------------
Reports to shareholders                                            1,122,871
----------------------------------------------------------------------------
Registration fees                                                     82,152
----------------------------------------------------------------------------
Other                                                                129,459
----------------------------------------------------------------------------
Total expenses before expense reductions                          43,076,285
----------------------------------------------------------------------------
Expense reductions                                                  (256,246)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          42,820,039
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      77,129,300
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      256,727,100
----------------------------------------------------------------------------
Foreign currency related transactions                                    723
----------------------------------------------------------------------------
                                                                 256,727,823
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the year
on investments                                                  (108,116,973)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       148,610,850
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $225,740,150
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED                 YEAR ENDED
                                                                  OCTOBER 31,               OCTOBER 31,
                                                                     2000                       1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    77,129,300            $   88,720,995
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            256,727,823               146,151,777
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the year                                       (108,116,973)              337,450,337
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          225,740,150               572,323,109
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
---------------------------------------------------------------------------------------------------------
    Class A                                                         (70,160,860)              (74,596,106)
---------------------------------------------------------------------------------------------------------
    Class B                                                          (9,132,589)              (13,995,350)
---------------------------------------------------------------------------------------------------------
    Class C                                                            (827,264)                 (699,320)
---------------------------------------------------------------------------------------------------------
    Class I                                                            (314,796)                 (341,247)
---------------------------------------------------------------------------------------------------------
From net realized gains
---------------------------------------------------------------------------------------------------------
    Class A                                                        (115,967,738)             (155,081,902)
---------------------------------------------------------------------------------------------------------
    Class B                                                         (28,527,232)              (54,431,309)
---------------------------------------------------------------------------------------------------------
    Class C                                                          (1,824,608)               (1,770,844)
---------------------------------------------------------------------------------------------------------
    Class I                                                            (453,978)                 (839,343)
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           651,291,066               785,522,939
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       213,705,889               284,806,801
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,044,991,009)             (980,127,714)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (179,994,054)               90,202,026
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (181,462,969)              360,769,714
---------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                 3,682,023,187             3,321,253,473
---------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $4,834,913 and $8,178,298,
respectively)                                                   $ 3,500,560,218            $3,682,023,187
---------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                   CLASS A
                                                                           YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------
                                                          2000         1999         1998         1997         1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.35        10.54        11.34        11.28        10.60
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                  .26(a)       .30(a)       .29          .31          .28
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                       .47         1.50          .77         1.57         1.24
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .73         1.80         1.06         1.88         1.52
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        (.28)        (.31)        (.31)        (.33)        (.34)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                (.46)        (.68)       (1.55)       (1.49)        (.50)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.74)        (.99)       (1.86)       (1.82)        (.84)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $11.34        11.35        10.54        11.34        11.28
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                         6.52        17.91        10.47        18.95        15.34
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                 2,861,856    2,884,634    2,406,414    2,079,560    1,865,933
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.02         1.02         1.01         1.01         1.05
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.01         1.02         1.01         1.01         1.05
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    2.29         2.71         2.75         2.92         2.76
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    95           64           80          122           85
---------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                                           YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------
                                                          2000         1999         1998         1997         1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.34        10.52        11.33        11.27        10.59
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                  .16(a)       .19(a)       .19          .22          .19
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                       .46         1.50          .75         1.55         1.23
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .62         1.69          .94         1.77         1.42
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        (.16)        (.19)        (.20)        (.22)        (.24)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                (.46)        (.68)       (1.55)       (1.49)        (.50)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.62)        (.87)       (1.75)       (1.71)        (.74)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $11.34        11.34        10.52        11.33        11.27
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                         5.58        16.76         9.30        17.86        14.28
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                   556,449      744,232      877,077    1,132,158    1,132,718
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.91         2.03         2.01         1.95         1.99
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.90         2.03         2.01         1.95         1.99
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    1.40         1.70         1.75         1.98         1.82
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    95           64           80          122           85
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                                            YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------
                                                              2000      1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $11.32     10.54       11.34       11.28       10.61
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .16(a)    .20(a)      .20         .22         .20
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    .47      1.48         .77        1.56        1.22
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                .63      1.68         .97        1.78        1.42
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (.18)     (.22)       (.22)       (.23)       (.25)
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  (.46)     (.68)      (1.55)      (1.49)       (.50)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                            (.64)     (.90)      (1.77)      (1.72)       (.75)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.31     11.32       10.54       11.34       11.28
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                           5.63     16.64        9.50       17.92       14.31
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                      61,069    42,841      25,681      17,472      11,067
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.87      1.89        1.90        1.90        1.89
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.86      1.89        1.90        1.90        1.89
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.44      1.84        1.86        2.03        1.92
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      95        64          80         122          85
-----------------------------------------------------------------------------------------------------------------

                                                                                   CLASS I
                                                                            YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------
                                                              2000      1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $11.38     10.54       11.33       11.27       10.61
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .29(a)    .34(a)      .34         .36         .32
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    .47      1.53         .77        1.55        1.23
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                .76      1.87        1.11        1.91        1.55
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (.32)     (.35)       (.35)       (.36)       (.39)
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  (.46)     (.68)      (1.55)      (1.49)       (.50)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                            (.78)    (1.03)      (1.90)      (1.85)       (.89)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.36     11.38       10.54       11.33       11.27
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                           6.80     18.65       10.98       19.40       15.64
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                      11,186    10,316      12,082      12,193      11,080
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .63       .67         .64         .71         .72
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .62       .67         .64         .71         .72
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      2.68      3.06        3.12        3.22        3.09
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      95        64          80         122          85
-----------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Total Return Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expenses reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or

NOTES TO FINANCIAL STATEMENTS

                             less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from

NOTES TO FINANCIAL STATEMENTS

                             investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended October 31, 2000, investment
                             transactions (excluding short-term investments and direct U.S. Government obligations) are as follows:

                             Purchases                            $2,534,470,216

                             Proceeds from sales                   2,682,185,185

                             Purchases and sales of direct U.S. Government obligations are as follows:

                             Purchases                             $ 833,676,026

                             Proceeds from sales                   1,081,796,231

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $19,297,715 for the year ended October 31, 2000 which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended October 31, 2000 are $255,514.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales for Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $6,773,794, of which $394,859 is unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended October 31, 2000 are $9,052,817, of which $726,229 is unpaid at October 31, 2000. Additionally, $9,734 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder

NOTES TO FINANCIAL STATEMENTS

                             services fees of $6,861,994 for the year ended October 31, 2000 of which $1,681,800 is unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. The Fund made no payments to its officers and incurred trustees' fees of $83,810 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                       YEAR ENDED OCTOBER
                                                                           2000                                   1999
                                                              ------------------------------         ------------------------------
                                                                SHARES            AMOUNT               SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                24,682,930      $ 280,348,601          29,205,481      $ 321,328,459
                                       --------------------------------------------------------------------------------------------
                                        Class B                13,136,551        148,872,046          15,729,881        173,113,495
                                       --------------------------------------------------------------------------------------------
                                        Class C                 3,070,169         34,772,235           2,235,297         24,645,489
                                       --------------------------------------------------------------------------------------------
                                        Class I                   481,696          5,496,491             635,107          7,003,950
                                       --------------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                15,513,711        174,882,058          20,418,344        216,307,128
                                       --------------------------------------------------------------------------------------------
                                        Class B                 3,169,388         35,646,302           6,165,885         64,996,852
                                       --------------------------------------------------------------------------------------------
                                        Class C                   214,536          2,412,157             219,206          2,321,361
                                       --------------------------------------------------------------------------------------------
                                        Class I                    67,671            765,372             111,780          1,181,460
                                       --------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (57,964,692)      (658,461,950)        (47,087,616)      (519,741,060)
                                       --------------------------------------------------------------------------------------------
                                        Class B               (16,078,688)      (180,491,260)        (16,139,135)      (177,775,452)
                                       --------------------------------------------------------------------------------------------
                                        Class C                (1,669,541)       (18,883,893)         (1,107,339)       (12,316,816)
                                       --------------------------------------------------------------------------------------------
                                        Class I                  (470,996)        (5,352,213)           (986,847)       (10,862,840)
                                       --------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                16,049,078      $ 181,801,693          23,411,340        259,431,546
                                       --------------------------------------------------------------------------------------------
                                        Class B               (15,890,003)      (181,801,693)        (23,452,311)      (259,431,546)
                                       --------------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $(179,994,054)                         $  90,202,026
                                       --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $5,950 and $250,296, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TOTAL RETURN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Total Return Fund as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Total Return Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 15, 2000

TAX INFORMATION

TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $0.40 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $273,270,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 19% of the income dividends paid during the Fund's fiscal year ended October 31, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           GARY A. LANGBAUM                  Assistant Treasurer
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee
and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM T. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KTRF - 2 (12/22/00) 4673